STEPSTONE GROUP REPORTS THIRD QUARTER FISCAL YEAR 2026 RESULTS
NEW YORK, February 5, 2026 – StepStone Group Inc. (Nasdaq: STEP), a global private markets investment firm focused on providing customized investment solutions and advisory and data services, today reported results for the quarter ended December 31, 2025. This represents results for the third quarter of the fiscal year ending March 31, 2026. The Board of Directors of the Company has declared a quarterly cash dividend of $0.28 per share of Class A common stock, payable on March 13, 2026, to the holders of record as of the close of business on February 27, 2026.
StepStone issued a full detailed presentation of its third quarter fiscal 2026 results, which can be accessed by visiting the Company’s website at https://shareholders.stepstonegroup.com.
Webcast and Earnings Conference Call
Management will host a webcast and conference call today, Thursday, February 5, 2026, at 5:00 pm ET to discuss the Company’s results for the third quarter of the fiscal year ending March 31, 2026. The webcast will be made available on the Shareholders section of the Company’s website at https://shareholders.stepstonegroup.com. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time to register. A replay will also be available on the Shareholders section of the Company’s website approximately two hours after the conclusion of the event.
To join as a live participant in the question and answer portion of the call, participants must register at https://register-conf.media-server.com/register/BI7dc23d7d84474da18f5bf6eb6bc55276. Upon registering you will receive the dial-in number and a PIN to join the call as well as an email confirmation with the details.
About StepStone Group
StepStone Group Inc. (Nasdaq: STEP) is a global private markets investment firm focused on providing customized investment solutions and advisory and data services to its clients. As of December 31, 2025, StepStone was responsible for approximately $811 billion of total capital, including $220 billion of assets under management. StepStone’s clients include some of the world’s largest public and private defined benefit and defined contribution pension funds, sovereign wealth funds and insurance companies, as well as prominent endowments, foundations, family offices and private wealth clients, which include high-net-worth and mass affluent individuals. StepStone partners with its clients to develop and build private markets portfolios designed to meet their specific objectives across the private equity, infrastructure, private debt and real estate asset classes.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “plan” and “will” and similar expressions identify forward-looking statements. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. The inclusion of any forward-looking information in this release should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, global and domestic market and business conditions, our successful execution of business and growth strategies, the favorability of the private markets fundraising environment, successful integration of acquired businesses and regulatory factors relevant to our business, as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity and the risks and uncertainties described in greater detail under the “Risk Factors” section of our annual report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 23, 2025, and in our subsequent reports filed with the SEC, as such factors may be updated from time to time. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we use the following non-GAAP financial measures: fee revenues, adjusted revenues, adjusted net income (on both a pre-tax and after-tax basis), adjusted net income per share, adjusted weighted-average shares, fee-related earnings, fee-related earnings margin, gross realized performance fees and performance fee-related earnings. We have provided this non-GAAP financial information, which is not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in this earnings release that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in this earnings release. The presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, the non-GAAP financial measures in this earnings release may not be comparable to similarly titled measures used by other companies in our industry or across different industries. For definitions of these non-GAAP measures and reconciliations to applicable GAAP measures, please see the section titled “Non-GAAP Financial Measures: Definitions and Reconciliations.”

Financial Highlights and Key Business Drivers/Operating Metrics

	Three Months Ended					Nine Months Ended December 31,		Percentage Change
(in thousands, except share and per share amounts and where noted)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	2024	2025	vs. FQ3'25	vs. FQ3'25 YTD
Financial Highlights
GAAP Results
Management and advisory fees, net	$190,840	$213,401	$211,173	$215,489	$239,932	$553,613	$666,594	26%	20%
Total revenues	339,023	377,729	364,287	454,225	586,511	797,101	1,405,023	73%	76%
Total performance fees	148,183	164,328	153,114	238,736	346,579	243,488	738,429	134%	203%
Net income (loss)	(287,163)	13,153	(12,011)	(575,490)	(162,435)	(185,980)	(749,936)	(43)%	303%
Net loss per share of Class A common stock:
Basic	$(2.61)	$(0.24)	$(0.49)	$(4.66)	$(1.55)	$(2.32)	$(6.72)	(40)%	190%
Diluted	$(2.61)	$(0.24)	$(0.49)	$(4.66)	$(1.55)	$(2.32)	$(6.72)	(40)%	190%
Weighted-average shares of Class A common stock:
Basic	73,687,289	75,975,770	77,846,710	78,561,587	79,465,039	69,561,254	78,627,273	8%	13%
Diluted	73,687,289	75,975,770	77,846,710	78,561,587	79,465,039	69,561,254	78,627,273	8%	13%
Quarterly dividend per share of Class A common stock(1)	$0.24	$0.24	$0.24	$0.28	$0.28	$0.69	$0.80	17%	16%
Supplemental dividend per share of Class A common stock(2)	$—	$—	$0.40	$—	$—	$0.15	$0.40	na	167%
Accrued carried interest allocations	1,474,543	1,495,664	1,585,209	1,733,922	1,835,862			25%

Non-GAAP Results(3)
Fee revenues(4)	$191,832	$214,662	$212,740	$217,461	$241,133	$555,827	$671,334	26%	21%
Adjusted revenues	243,905	295,861	237,467	282,342	494,500	673,858	1,014,309	103%	51%
Fee-related earnings (“FRE”)	74,118	94,081	81,246	78,633	89,236	218,123	249,115	20%	14%
FRE margin(5)	39%	44%	38%	36%	37%	39%	37%
Gross realized performance fees	52,073	81,199	24,727	64,881	253,367	118,031	342,975	387%	191%
Performance fee-related earnings (“PRE”)	26,596	41,543	13,022	33,886	131,152	62,939	178,060	393%	183%
Adjusted net income (“ANI”)	52,659	80,603	48,534	66,709	79,858	163,469	195,101	52%	19%
Adjusted weighted-average shares	118,935,179	118,869,111	122,292,943	122,462,594	122,590,230	118,740,805	122,449,155	3%	3%
ANI per share	$0.44	$0.68	$0.40	$0.54	$0.65	$1.38	$1.59	48%	15%

Key Business Drivers/Operating Metrics (in billions)
Assets under management (“AUM”)(6)	$179.2	$189.4	$199.3	$209.1	$219.8			23%
Assets under advisement (“AUA”)(6)	518.7	519.7	524.2	561.6	591.3			14%
Fee-earning AUM (“FEAUM”)	114.2	121.4	127.2	132.8	138.6			21%
Undeployed fee-earning capital (“UFEC”)	21.7	24.6	28.7	29.8	32.7			51%
_______________________________
(1)Dividends paid, as reported in this table, relate to the preceding quarterly period in which they were earned.
(2)The supplemental cash dividend relates to earnings in respect of our full fiscal years 2024 and 2025, respectively.
(3)Fee revenues, adjusted revenues, FRE, FRE margin, gross realized performance fees, PRE, ANI, adjusted weighted-average shares and ANI per share are non-GAAP measures. See the definitions of these measures and reconciliations to the respective, most comparable GAAP measures under “Non-GAAP Financial Measures: Definitions and Reconciliations.”
(4)Excludes the impact of consolidating the Consolidated Funds. See reconciliation of GAAP measures to adjusted measures that follows.

(5)FRE margin is calculated by dividing FRE by fee revenues.
(6)AUM/AUA reflects final data for the prior period, adjusted for net new client account activity through the period presented. Does not include post-period investment valuation or cash activity. Net asset value (“NAV”) data for underlying investments is as of the prior period, as reported by underlying managers up to the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end. When NAV data is not available by the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end, such NAVs are adjusted for cash activity following the last available reported NAV.

StepStone Group Inc.
GAAP Condensed Consolidated Balance Sheets (Unaudited)
(in thousands, except share and per share amounts)

	As of
	December 31, 2025	March 31, 2025
Assets
Cash and cash equivalents	$266,075	$244,791
Restricted cash	564	502
Fees and accounts receivable	79,669	80,871
Due from affiliates	334,942	92,723
Investments:
Investments in funds	292,994	183,694
Accrued carried interest allocations	1,835,862	1,495,664
Legacy Greenspring investments in funds and accrued carried interest allocations(1)	670,631	629,228
Deferred income tax assets	583,565	382,886
Lease right-of-use assets, net	84,016	91,841
Other assets and receivables	61,058	62,869
Intangibles, net	233,251	263,872
Goodwill	580,542	580,542
Assets of Consolidated Funds:
Cash and cash equivalents	111,377	44,511
Investments, at fair value	105,150	415,011
Other assets	1,758	17,688
Total assets	$5,241,454	$4,586,693
Liabilities and stockholders’ equity
Accounts payable, accrued expenses and other liabilities	$87,118	$89,731
Accrued compensation and benefits	2,404,228	736,695
Accrued carried interest-related compensation	960,513	757,968
Legacy Greenspring accrued carried interest-related compensation(1)	536,484	495,739
Due to affiliates	354,610	331,821
Lease liabilities	106,497	113,519
Debt obligations	270,246	269,268
Liabilities of Consolidated Funds:
Other liabilities	2,305	17,580
Total liabilities	4,722,001	2,812,321
Redeemable non-controlling interests in Consolidated Funds	171,870	377,897
Redeemable non-controlling interests in subsidiaries	7,914	6,327
Stockholders’ equity:
Class A common stock, $0.001 par value, 650,000,000 authorized; 80,135,346 and 76,761,399 issued and outstanding as of December 31, 2025 and March 31, 2025, respectively	80	77
Class B common stock, $0.001 par value, 125,000,000 authorized; 39,017,716 and 39,656,954 issued and outstanding as of December 31, 2025 and March 31, 2025, respectively	39	40
Additional paid-in capital	486,542	421,057
Accumulated deficit	(866,331)	(242,546)
Accumulated other comprehensive income	876	728
Total StepStone Group Inc. stockholders’ equity	(378,794)	179,356
Non-controlling interests in subsidiaries	948,365	1,056,510
Non-controlling interests in legacy Greenspring entities(1)	134,147	133,489
Non-controlling interests in the Partnership	(364,049)	20,793
Total stockholders’ equity	339,669	1,390,148
Total liabilities and stockholders’ equity	$5,241,454	$4,586,693
(1)Reflects amounts attributable to consolidated VIEs for which the Company did not acquire any direct economic interests.

StepStone Group Inc.
GAAP Condensed Consolidated Statements of Loss (Unaudited)
(in thousands, except share and per share amounts)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2025	2024	2025	2024
Revenues
Management and advisory fees, net	$239,932	$190,840	$666,594	$553,613
Performance fees:
Incentive fees	207,954	22,369	213,046	26,365
Carried interest allocations:
Realized	46,703	24,282	129,985	83,718
Unrealized	101,985	93,325	338,681	120,370
Total carried interest allocations	148,688	117,607	468,666	204,088
Legacy Greenspring carried interest allocations(1)	(10,063)	8,207	56,717	13,035
Total performance fees	346,579	148,183	738,429	243,488
Total revenues	586,511	339,023	1,405,023	797,101
Expenses
Compensation and benefits:
Cash-based compensation	107,114	85,203	303,447	246,298
Equity-based compensation	468,808	486,418	1,541,996	542,929
Performance fee-related compensation:
Realized	122,215	25,477	164,915	55,092
Unrealized	69,050	49,670	202,134	66,495
Total performance fee-related compensation	191,265	75,147	367,049	121,587
Legacy Greenspring performance fee-related compensation(1)	(10,063)	8,207	56,717	13,035
Total compensation and benefits	757,124	654,975	2,269,209	923,849
General, administrative and other	50,640	43,130	138,846	134,202
Total expenses	807,764	698,105	2,408,055	1,058,051
Other income (expense)
Investment income	9,829	1,064	19,131	5,710
Legacy Greenspring investment income (loss)(1)	(527)	1,167	4,168	(4,119)
Investment income of Consolidated Funds	21,282	15,037	88,997	30,878
Interest income	2,455	2,559	8,175	7,632
Interest expense	(5,123)	(3,008)	(14,082)	(9,510)
Other income (loss)	(1,312)	(2,452)	5,818	(1,626)
Total other income	26,604	14,367	112,207	28,965
Loss before income tax	(194,649)	(344,715)	(890,825)	(231,985)
Income tax benefit	(32,214)	(57,552)	(140,889)	(46,005)
Net loss	(162,435)	(287,163)	(749,936)	(185,980)
Less: Net income attributable to non-controlling interests in subsidiaries	24,562	27,226	62,421	62,966
Less: Net income (loss) attributable to non-controlling interests in legacy Greenspring entities(1)	(527)	1,167	4,168	(4,119)
Less: Net loss attributable to non-controlling interests in the Partnership	(82,207)	(134,760)	(369,275)	(107,856)
Less: Net income attributable to redeemable non-controlling interests in Consolidated Funds	18,564	10,905	79,180	23,101
Less: Net income attributable to redeemable non-controlling interests in subsidiaries	624	314	1,587	983
Net loss attributable to StepStone Group Inc.	$(123,451)	$(192,015)	$(528,017)	$(161,055)
Net loss per share of Class A common stock:
Basic	$(1.55)	$(2.61)	$(6.72)	$(2.32)
Diluted	$(1.55)	$(2.61)	$(6.72)	$(2.32)
Weighted-average shares of Class A common stock:
Basic	79,465,039	73,687,289	78,627,273	69,561,254
Diluted	79,465,039	73,687,289	78,627,273	69,561,254
(1)Reflects amounts attributable to consolidated VIEs for which the Company did not acquire any direct economic interests.

Non-GAAP Financial Measures: Definitions and Reconciliations
Fee Revenues
Fee revenues represents management and advisory fees, net, including amounts earned from the Consolidated Funds which are eliminated in consolidation. We believe fee revenues is useful to investors because it presents the net amount of management and advisory fee revenues attributable to us.
The table below presents the components of fee revenues.

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	2024	2025
Focused commingled funds(1)(2)	$105,718	$124,604	$120,036	$127,085	$144,277	$318,371	$391,398
Separately managed accounts	66,245	67,695	70,379	71,685	75,226	185,014	217,290
Advisory and other services	17,458	19,927	19,939	16,259	18,395	47,134	54,593
Fund reimbursement revenues(1)	2,411	2,436	2,386	2,432	3,235	5,308	8,053
Fee revenues	$191,832	$214,662	$212,740	$217,461	$241,133	$555,827	$671,334
_______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Includes income-based incentive fees from certain funds:

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	2024	2025
Income-based incentive fees	$2,120	$3,377	$4,408	$5,334	$5,998	$4,580	$15,740
Adjusted Revenues
Adjusted revenues represents the components of revenues used in the determination of ANI and comprise fee revenues, adjusted incentive fees and realized carried interest allocations. We believe adjusted revenues is useful to investors because it presents a measure of realized revenues.

The table below shows a reconciliation of revenues to adjusted revenues.

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	2024	2025
Total revenues	$339,023	$377,729	$364,287	$454,225	$586,511	$797,101	$1,405,023
Unrealized carried interest allocations	(93,325)	(21,177)	(88,883)	(147,813)	(101,985)	(120,370)	(338,681)
Deferred incentive fees	—	(513)	—	671	(1,544)	2,451	(873)
Legacy Greenspring carried interest allocations	(8,207)	(61,306)	(39,637)	(27,143)	10,063	(13,035)	(56,717)
Management and advisory fee revenues for the Consolidated Funds(1)	992	1,261	1,567	1,972	1,201	2,214	4,740
Incentive fees for the Consolidated Funds(2)	5,422	(133)	133	430	254	5,497	817
Adjusted revenues	$243,905	$295,861	$237,467	$282,342	$494,500	$673,858	$1,014,309
_______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Reflects the add-back of incentive fees for the Consolidated Funds, which have been eliminated in consolidation.
Adjusted Net Income
Adjusted net income, or “ANI,” is a non-GAAP performance measure that we present before the consolidation of StepStone Funds on a pre-tax and after-tax basis used to evaluate profitability. ANI represents the after-tax net realized income attributable to us. ANI does not reflect legacy Greenspring carried interest allocation revenues, legacy Greenspring carried interest-related compensation and legacy Greenspring investment income (loss) as none of the economics are attributable to us. The components of revenues used in the determination of ANI (“adjusted revenues”) comprise fee revenues, adjusted incentive fees and realized carried interest allocations. In addition, ANI excludes: (a) unrealized carried interest allocation revenues and related compensation, (b) unrealized investment income (loss), (c) equity-based compensation for awards granted prior to and in connection with our IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary, (d) amortization of intangibles, (e) net income (loss) attributable to non-controlling interests in our subsidiaries and realized gains attributable to the profits interests issued in the private wealth subsidiary, (f) charges associated with acquisitions and corporate transactions, and (g) certain other items that we believe are not indicative of our core operating performance (as listed in the table below). ANI is fully taxed at our blended statutory rate. We believe ANI and adjusted revenues are useful to investors because they enable investors to evaluate the performance of our business across reporting periods.
Fee-Related Earnings
Fee-related earnings, or “FRE,” is a non-GAAP performance measure used to monitor our baseline earnings from recurring management and advisory fees. FRE is a component of ANI and comprises fee revenues less adjusted expenses which are operating expenses other than (a) performance fee-related compensation, (b) equity-based compensation for awards granted prior to and in connection with our IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary, (c) amortization of intangibles, (d) charges associated with acquisitions and corporate transactions, and (e) certain other items that we believe are not indicative of our core operating performance (as listed in the table below). FRE is presented before income taxes. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business and our ability to cover direct base compensation and operating expenses from total fee revenue.

The table below shows a reconciliation of GAAP measures to additional non-GAAP measures. We use the non-GAAP measures presented below as components when calculating FRE and ANI (as defined below). We believe these additional non-GAAP measures are useful to investors in evaluating both the baseline earnings from recurring management and advisory fees, which provide additional insight into the operating profitability of our business, and the after-tax net realized income attributable to us, allowing investors to evaluate the performance of our business. These additional non-GAAP measures remove the impact of Consolidated Funds that we are required to consolidate under GAAP, and certain other items that we believe are not indicative of our core operating performance.

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	2024	2025
GAAP management and advisory fees, net	$190,840	$213,401	$211,173	$215,489	$239,932	$553,613	$666,594
Management and advisory fee revenues for the Consolidated Funds(1)	992	1,261	1,567	1,972	1,201	2,214	4,740
Fee revenues	$191,832	$214,662	$212,740	$217,461	$241,133	$555,827	$671,334

GAAP incentive fees	$22,369	$5,910	$190	$4,902	$207,954	$26,365	$213,046
Adjustments(2)	5,422	(646)	133	1,101	(1,290)	7,948	(56)
Adjusted incentive fees	$27,791	$5,264	$323	$6,003	$206,664	$34,313	$212,990

GAAP cash-based compensation	$85,203	$85,510	$95,985	$100,348	$107,114	$246,298	$303,447
Adjustments(3)	339	—	(17)	(17)	—	(374)	(34)
Adjusted cash-based compensation	$85,542	$85,510	$95,968	$100,331	$107,114	$245,924	$303,413

GAAP equity-based compensation	$486,418	$126,197	$188,718	$884,470	$468,808	$542,929	$1,541,996
Adjustments(4)	(483,958)	(123,263)	(184,509)	(880,154)	(464,124)	(535,690)	(1,528,787)
Adjusted equity-based compensation	$2,460	$2,934	$4,209	$4,316	$4,684	$7,239	$13,209

GAAP general, administrative and other	$43,130	$43,152	$42,914	$45,292	$50,640	$134,202	$138,846
Adjustments(5)	(13,418)	(11,015)	(11,597)	(11,111)	(10,541)	(49,661)	(33,249)
Adjusted general, administrative and other	$29,712	$32,137	$31,317	$34,181	$40,099	$84,541	$105,597

GAAP interest income	$2,559	$3,218	$2,496	$3,224	$2,455	$7,632	$8,175
Interest income earned by the Consolidated Funds(6)	(887)	(1,600)	(998)	(1,273)	(4)	(3,157)	(2,275)
Adjusted interest income	$1,672	$1,618	$1,498	$1,951	$2,451	$4,475	$5,900

GAAP other income (loss)	$(2,452)	$(31,024)	$5,152	$1,978	$(1,312)	$(1,626)	$5,818
Adjustments(7)	1,883	30,606	(4,159)	(1,073)	660	729	(4,572)
Adjusted other income (loss)	$(569)	$(418)	$993	$905	$(652)	$(897)	$1,246
______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Reflects the add-back of incentive fee revenues for the Consolidated Funds, which have been eliminated in consolidation, and deferred incentive fees that are not included in GAAP revenues.
(3)Reflects the removal of compensation paid to certain employees as part of an acquisition earn-out and unrealized amounts associated with cash-based incentive awards tracked to the performance of a designated investment fund.
(4)Reflects the removal of equity-based compensation for awards granted prior to and in connection with the IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary.

(5)Reflects the removal of amortization of intangibles, transaction-related costs, unrealized mark-to-market changes in fair value for contingent consideration obligation and other non-core operating income and expenses.
(6)Reflects the removal of interest income earned by the Consolidated Funds.
(7)Reflects the removal of amounts for Tax Receivable Agreements adjustments recognized as other income (loss), loss associated with payment made in connection with a secondary transaction executed by one of our private wealth funds and the impact of consolidation of the Consolidated Funds.
The table below shows a reconciliation of income (loss) before income tax to ANI and FRE.

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	2024	2025
Income (loss) before income tax	$(344,715)	$9,950	$(20,350)	$(675,826)	$(194,649)	$(231,985)	$(890,825)
Net income attributable to non-controlling interests in subsidiaries(1)	(32,765)	(33,369)	(30,725)	(27,645)	(115,887)	(69,528)	(174,257)
Net (income) loss attributable to non-controlling interests in legacy Greenspring entities	(1,167)	(2,934)	(3,382)	(1,313)	527	4,119	(4,168)
Unrealized carried interest allocations	(93,325)	(21,177)	(88,883)	(147,813)	(101,985)	(120,370)	(338,681)
Unrealized performance fee-related compensation	49,670	27,777	44,357	88,727	69,050	66,495	202,134
Unrealized investment (income) loss	656	(6,007)	(9,572)	3,726	(8,268)	(954)	(14,114)
Impact of Consolidated Funds	(6,892)	(35,723)	(24,407)	(43,864)	(18,944)	(23,890)	(87,215)
Deferred incentive fees	—	(513)	—	671	(1,544)	2,451	(873)
Equity-based compensation(2)	483,958	123,263	184,509	880,154	464,124	535,690	1,528,787
Amortization of intangibles	10,250	10,250	10,207	10,207	10,207	30,750	30,621
Tax Receivable Agreements adjustments through earnings	—	(348)	—	(1,302)	—	—	(1,302)
Non-core items(3)	2,094	32,474	686	99	106	17,580	891
Pre-tax ANI	67,764	103,643	62,440	85,821	102,737	210,358	250,998
Income taxes(4)	(15,105)	(23,040)	(13,906)	(19,112)	(22,879)	(46,889)	(55,897)
ANI	52,659	80,603	48,534	66,709	79,858	163,469	195,101
Income taxes(4)	15,105	23,040	13,906	19,112	22,879	46,889	55,897
Realized carried interest allocations	(24,282)	(75,935)	(24,404)	(58,878)	(46,703)	(83,718)	(129,985)
Realized performance fee-related compensation	25,477	39,656	11,705	30,995	122,215	55,092	164,915
Realized investment income	(1,720)	(3,379)	(940)	(2,516)	(1,560)	(4,756)	(5,016)
Adjusted incentive fees(5)	(27,791)	(5,264)	(323)	(6,003)	(206,664)	(34,313)	(212,990)
Adjusted interest income(6)	(1,672)	(1,618)	(1,498)	(1,951)	(2,451)	(4,475)	(5,900)
Interest expense	3,008	3,191	4,534	4,425	5,123	9,510	14,082
Adjusted other (income) loss(7)	569	418	(993)	(905)	652	897	(1,246)
Net income attributable to non-controlling interests in subsidiaries(1)	32,765	33,369	30,725	27,645	115,887	69,528	174,257
FRE	$74,118	$94,081	$81,246	$78,633	$89,236	$218,123	$249,115
_______________________________
(1)Reflects the portion of pre-tax ANI attributable to non-controlling interests in our subsidiaries and realized gains attributable to the profits interests issued in the private wealth subsidiary:

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	2024	2025
FRE attributable to non-controlling interests in subsidiaries and profits interests	$21,063	$30,451	$26,672	$24,791	$32,280	$49,340	$83,743
Performance related earnings / other income (loss) attributable to non-controlling interests in subsidiaries and profits interests	11,702	2,918	4,053	2,854	83,607	20,188	90,514
Net income attributable to non-controlling interests in subsidiaries and profits interests	$32,765	$33,369	$30,725	$27,645	$115,887	$69,528	$174,257
The contribution to pre-tax ANI attributable to non-controlling interests in subsidiaries and profits interests and performance related earnings / other income (loss) attributable to non-controlling interests in subsidiaries and profits interests presented above specifically related to the profits interests issued in the private wealth subsidiary is presented below.

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	2024	2025
FRE attributable to profits interests issued in the private wealth subsidiary	$2,956	$6,399	$8,469	$10,103	$14,354	$5,581	$32,926
Performance related earnings / other income (loss) attributable to profits interests issued in the private wealth subsidiary	11,137	(224)	(14)	31	83,172	11,394	83,189
Net income attributable to profits interests issued in the private wealth subsidiary	$14,093	$6,175	$8,455	$10,134	$97,526	$16,975	$116,115
The contribution to pre-tax ANI attributable to non-controlling interests in subsidiaries and performance related earnings / other income (loss) attributable to non-controlling interests in subsidiaries presented above specifically not attributable to the profits interests issued in the private wealth subsidiary is presented below.

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	2024	2025
FRE attributable to non-controlling interests in subsidiaries	$18,107	$24,052	$18,203	$14,688	$17,926	$43,759	$50,817
Performance related earnings / other income (loss) attributable to non-controlling interests in subsidiaries	565	3,142	4,067	2,823	435	8,794	7,325
Net income attributable to non-controlling interests in subsidiaries	$18,672	$27,194	$22,270	$17,511	$18,361	$52,553	$58,142
(2)Reflects equity-based compensation for awards granted prior to and in connection with the IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in the private wealth subsidiary.

(3)Includes (income) expense related to the following non-core operating income and expenses:

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	2024	2025
Transaction costs	$12	$179	$605	$24	$47	$824	$676
(Gain) loss on change in fair value for contingent consideration obligation	2,476	(205)	64	58	59	16,317	181
Compensation paid to certain employees as part of an acquisition earn-out	(394)	—	—	—	—	409	—
Unrealized amounts associated with cash-based incentive awards tracked to investment funds	—	—	17	17	—	—	34
Loss on payment made in connection with private wealth fund secondary transaction	—	32,500	—	—	—	—	—
Other non-core items	—	—	—	—	—	30	—
Total non-core operating income and expenses	$2,094	$32,474	$686	$99	$106	$17,580	$891
(4)Represents corporate income taxes at a blended statutory rate applied to pre-tax ANI:

	Three Months Ended					Nine Months Ended December 31,
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	2024	2025
Federal statutory rate	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%	21.0%
Combined state, local and foreign rate	1.3%	1.2%	1.3%	1.3%	1.3%	1.3%	1.3%
Blended statutory rate	22.3%	22.2%	22.3%	22.3%	22.3%	22.3%	22.3%
(5)Reflects the add-back of incentive fee revenues for the Consolidated Funds, which have been eliminated in consolidation, and deferred incentive fees that are not included in GAAP revenues.
(6)Reflects the removal of interest income earned by the Consolidated Funds.
(7)Reflects the removal of Tax Receivable Agreements adjustments recognized as other income (loss) ($1.3 million for the three months ended September 30, 2025, $0.3 million for the three months ended March 31, 2025, and $1.3 million for the nine months ended December 31, 2025), loss associated with payment made in connection with a secondary transaction executed by one of our private wealth funds ($32.5 million for the three months ended March 31, 2025), and the impact of consolidation of the Consolidated Funds.
Fee-Related Earnings Margin
FRE margin is a non-GAAP performance measure which is calculated by dividing FRE by fee revenues. We believe FRE margin is an important measure of profitability on revenues that are largely recurring by nature. We believe FRE margin is useful to investors because it enables them to better evaluate the operating profitability of our business across periods.
The table below shows a reconciliation of FRE to FRE margin.

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	2024	2025
FRE	$74,118	$94,081	$81,246	$78,633	$89,236	$218,123	$249,115
Fee revenues	191,832	214,662	212,740	217,461	241,133	555,827	671,334
FRE margin	39%	44%	38%	36%	37%	39%	37%

Gross Realized Performance Fees
Gross realized performance fees represents realized carried interest allocations and adjusted incentive fees. We believe gross realized performance fees is useful to investors because it presents the total performance fees realized by us.
Performance Fee-Related Earnings
Performance fee-related earnings, or “PRE,” represents gross realized performance fees less realized performance fee-related compensation. We believe PRE is useful to investors because it presents the performance fees attributable to us, net of amounts paid to employees as performance fee-related compensation.
The table below shows a reconciliation of total performance fees to gross realized performance fees and PRE.

	Three Months Ended					Nine Months Ended December 31,
(in thousands)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	2024	2025
Incentive fees	$22,369	$5,910	$190	$4,902	$207,954	$26,365	$213,046
Realized carried interest allocations	24,282	75,935	24,404	58,878	46,703	83,718	129,985
Unrealized carried interest allocations	93,325	21,177	88,883	147,813	101,985	120,370	338,681
Legacy Greenspring carried interest allocations	8,207	61,306	39,637	27,143	(10,063)	13,035	56,717
Total performance fees	148,183	164,328	153,114	238,736	346,579	243,488	738,429
Unrealized carried interest allocations	(93,325)	(21,177)	(88,883)	(147,813)	(101,985)	(120,370)	(338,681)
Legacy Greenspring carried interest allocations	(8,207)	(61,306)	(39,637)	(27,143)	10,063	(13,035)	(56,717)
Incentive fee revenues for the Consolidated Funds(1)	5,422	(133)	133	430	254	5,497	817
Deferred incentive fees	—	(513)	—	671	(1,544)	2,451	(873)
Gross realized performance fees	52,073	81,199	24,727	64,881	253,367	118,031	342,975
Realized performance fee-related compensation	(25,477)	(39,656)	(11,705)	(30,995)	(122,215)	(55,092)	(164,915)
PRE	$26,596	$41,543	$13,022	$33,886	$131,152	$62,939	$178,060
______________________________
(1)Reflects the add-back of incentive fee revenues for the Consolidated Funds, which have been eliminated in consolidation.

Adjusted Weighted-Average Shares and Adjusted Net Income Per Share
ANI per share measures our per-share earnings assuming all Class B units, Class C units and Class D units in the Partnership were exchanged for Class A common stock in SSG, including the dilutive impact of outstanding equity-based awards. ANI per share is calculated as ANI divided by adjusted weighted-average shares outstanding. We believe adjusted weighted-average shares and ANI per share are useful to investors because they enable investors to better evaluate per-share operating performance across reporting periods.
The following table shows a reconciliation of diluted weighted-average shares of Class A common stock outstanding to adjusted weighted-average shares outstanding used in the computation of ANI per share.

	Three Months Ended					Nine Months Ended December 31,
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	2024	2025
ANI	$52,659	$80,603	$48,534	$66,709	$79,858	$163,469	$195,101

Weighted-average shares of Class A common stock outstanding – Basic	73,687,289	75,975,770	77,846,710	78,561,587	79,465,039	69,561,254	78,627,273
Assumed vesting of RSUs	491,014	270,492	347,813	509,007	590,042	695,423	482,776
Assumed vesting and exchange of Class B2 units(1)	—	—	—	—	—	573,185	—
Assumed purchase under ESPP	—	—	—	—	—	702	—
Exchange of Class B units in the Partnership(2)	41,729,937	40,122,028	39,608,270	39,500,159	39,094,629	44,251,143	39,400,266
Exchange of Class C units in the Partnership(2)	1,016,737	965,761	960,025	947,580	931,103	1,496,518	946,186
Exchange of Class D units in the Partnership(2)	2,010,202	1,535,060	3,530,125	2,944,261	2,509,417	2,162,580	2,992,654
Adjusted weighted-average shares	118,935,179	118,869,111	122,292,943	122,462,594	122,590,230	118,740,805	122,449,155

ANI per share	$0.44	$0.68	$0.40	$0.54	$0.65	$1.38	$1.59
_______________________________
(1)The Class B2 units fully vested in June 2024.
(2)Assumes the full exchange of Class B units, Class C units or Class D units in the Partnership for Class A common stock of SSG pursuant to the Class B Exchange Agreement, Class C Exchange Agreement or Class D Exchange Agreement, respectively.

Key Operating Metrics
We monitor certain operating metrics that are either common to the asset management industry or that we believe provide important data regarding our business. Refer to the Glossary below for a definition of each of these metrics.
Fee-Earning AUM

	Three Months Ended					Nine Months Ended December 31,		Percentage Change
(in millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	2024	2025	vs. FQ3'25
Separately Managed Accounts
Beginning balance	$62,121	$69,974	$73,174	$76,708	$78,207	$58,897	$73,174	26%
Contributions(1)	9,033	3,874	3,013	2,559	2,627	12,841	8,199	(71)%
Distributions(2)	(1,000)	(1,225)	(1,010)	(725)	(1,117)	(2,365)	(2,852)	12%
Market value, FX and other(3)	(180)	551	1,531	(335)	611	601	1,807	na
Ending balance	$69,974	$73,174	$76,708	$78,207	$80,328	$69,974	$80,328	15%

Focused Commingled Funds
Beginning balance	$42,294	$44,192	$48,216	$50,511	$54,584	$34,961	$48,216	29%
Contributions(1)	2,520	3,403	2,022	3,547	3,245	10,295	8,814	29%
Distributions(2)	(682)	(313)	(392)	(580)	(547)	(1,625)	(1,519)	(20)%
Market value, FX and other(3)	60	934	665	1,106	941	561	2,712	na
Ending balance	$44,192	$48,216	$50,511	$54,584	$58,223	$44,192	$58,223	32%

Total
Beginning balance	$104,415	$114,166	$121,390	$127,219	$132,791	$93,858	$121,390	27%
Contributions(1)	11,553	7,277	5,035	6,106	5,872	23,136	17,013	(49)%
Distributions(2)	(1,682)	(1,538)	(1,402)	(1,305)	(1,664)	(3,990)	(4,371)	(1)%
Market value, FX and other(3)	(120)	1,485	2,196	771	1,552	1,162	4,519	na
Ending balance	$114,166	$121,390	$127,219	$132,791	$138,551	$114,166	$138,551	21%
_______________________________
(1)Contributions consist of new capital commitments that earn fees on committed capital and capital contributions to funds and accounts that earn fees on net invested capital or NAV.
(2)Distributions consist of returns of capital from funds and accounts that pay fees on net invested capital or NAV and reductions in fee-earning AUM from funds that moved from a committed capital to net invested capital fee basis or from funds and accounts that no longer pay fees.
(3)Market value, FX and other primarily consist of changes in market value appreciation (depreciation) for funds that pay on NAV and the effect of foreign exchange rate changes on non-U.S. dollar denominated commitments. The three months ended March 31, 2025 include a $0.6 billion secondary transaction within focused commingled funds.

Asset Class Summary

	Three Months Ended					Percentage Change
(in millions)	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	vs. FQ3'25
FEAUM
Private equity	$62,811	$65,007	$66,428	$69,932	$73,193	17%
Infrastructure	23,411	23,830	26,090	27,007	27,897	19%
Private debt	17,882	19,517	21,435	22,443	23,882	34%
Real estate	10,062	13,036	13,266	13,409	13,579	35%
Total	$114,166	$121,390	$127,219	$132,791	$138,551	21%

Separately managed accounts	$69,974	$73,174	$76,708	$78,207	$80,328	15%
Focused commingled funds	44,192	48,216	50,511	54,584	58,223	32%
Total	$114,166	$121,390	$127,219	$132,791	$138,551	21%

AUM(1)
Private equity	$93,404	$95,937	$100,540	$106,408	$112,190	20%
Infrastructure	36,156	37,026	40,087	42,437	44,624	23%
Private debt	31,987	37,133	39,242	40,438	42,269	32%
Real estate	17,665	19,284	19,445	19,864	20,716	17%
Total	$179,212	$189,380	$199,314	$209,147	$219,799	23%

Separately managed accounts	$109,305	$114,806	$120,649	$124,991	$130,111	19%
Focused commingled funds	55,142	59,410	62,672	68,014	73,375	33%
Advisory AUM	14,765	15,164	15,993	16,142	16,313	10%
Total	$179,212	$189,380	$199,314	$209,147	$219,799	23%

AUA
Private equity	$263,420	$262,884	$262,472	$283,034	$301,403	14%
Infrastructure	67,100	69,027	71,126	78,762	86,955	30%
Private debt	19,325	19,726	20,874	23,402	24,173	25%
Real estate	168,807	168,047	169,679	176,357	178,810	6%
Total	$518,652	$519,684	$524,151	$561,555	$591,341	14%

Total capital responsibility(2)	$697,864	$709,064	$723,465	$770,702	$811,140	16%
_____________________________
Note: Amounts may not sum to total due to rounding. AUM/AUA reflects final data for the prior period, adjusted for net new client account activity through the period presented, and does not include post-period investment valuation or cash activity. Net asset value (“NAV”) data for underlying investments is as of the prior period, as reported by underlying managers up to the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end. When NAV data is not available by the business day occurring on or after 100 days, or 115 days at the fiscal year-end, following the prior period end, such NAVs are adjusted for cash activity following the last available reported NAV.
(1)Allocation of AUM by asset class is presented by underlying investment asset classification.
(2)Total capital responsibility equals assets under management (AUM) plus assets under advisement (AUA).

Contacts
Shareholder Relations:
Seth Weiss
shareholders@stepstonegroup.com
1-212-351-6106
Media:
Brian Ruby / Chris Gillick / Matt Lettiero, ICR
StepStonePR@icrinc.com
1-203-682-8268

Glossary
Assets under advisement, or “AUA,” consists of client assets for which we do not have full discretion to make investment decisions but play a role in advising the client or monitoring their investments. We generally earn revenue for advisory-related services on a contractual fixed fee basis. Advisory-related services include asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments, and investment manager review and due diligence. Advisory fees vary by client based on the scope of services, investment activity and other factors. Most of our advisory fees are fixed, and therefore, increases or decreases in AUA do not necessarily lead to proportionate changes in revenue. We believe AUA is a useful metric for assessing the relative size of our advisory business.
Our AUA is calculated as the sum of (i) the NAV of client portfolio assets for which we do not have full discretion and (ii) the unfunded commitments of clients to the underlying investments. Our AUA reflects the investment valuations in respect of the underlying investments of our client accounts on a three-month lag, adjusted for new client account activity through the period end. Our AUA does not include post-period investment valuation or cash activity. AUA as of December 31, 2025 reflects final data for the prior period (September 30, 2025), adjusted for net new client account activity through December 31, 2025. NAV data for underlying investments is as of September 30, 2025, as reported by underlying managers up to the business day occurring on or after 100 days following September 30, 2025. When NAV data is not available by the business day occurring on or after 100 days following September 30, 2025, such NAVs are adjusted for cash activity following the last available reported NAV.
Assets under management, or “AUM,” primarily reflects the assets associated with our separately managed accounts (“SMAs”) and focused commingled funds. We classify assets as AUM if we have full discretion over the investment decisions in an account or have responsibility or custody of assets. Although management fees are based on a variety of factors and are not linearly correlated with AUM, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business.
Our AUM is calculated as the sum of (i) the net asset value (“NAV”) of client portfolio assets, including the StepStone Funds and (ii) the unfunded commitments of clients to the underlying investments and the StepStone Funds. Our AUM reflects the investment valuations in respect of the underlying investments of our funds and accounts on a three-month lag, adjusted for new client account activity through the period end. Our AUM does not include post-period investment valuation or cash activity. AUM as of December 31, 2025 reflects final data for the prior period (September 30, 2025), adjusted for net new client account activity through December 31, 2025. NAV data for underlying investments is as of September 30, 2025, as reported by underlying managers up to the business day occurring on or after 100 days following September 30, 2025. When NAV data is not available by the business day occurring on or after 100 days following September 30, 2025, such NAVs are adjusted for cash activity following the last available reported NAV.
Consolidated Funds refer to the StepStone Funds that we are required to consolidate as of the applicable reporting period. We consolidate funds and other entities in which we hold a controlling financial interest.
Consolidated VIEs refer to the variable interest entities that we are required to consolidate as of the applicable reporting period. We consolidate VIEs in which we hold a controlling financial interest.

Fee-earning AUM, or “FEAUM,” reflects the assets from which we earn management fee revenue (i.e., fee basis) and includes assets in our SMAs, focused commingled funds and assets held directly by our clients for which we have fiduciary oversight and are paid fees as the manager of the assets. Our SMAs and focused commingled funds typically pay management fees based on capital commitments, net invested capital and, in certain cases, NAV, depending on the fee terms. Management fees are only marginally affected by market appreciation or depreciation because substantially all of the StepStone Funds pay management fees based on capital commitments or net invested capital. As a result, management fees and FEAUM are not materially affected by changes in market value. We believe FEAUM is a useful metric in order to assess assets forming the basis of our management fee revenue.
Legacy Greenspring entities refers to certain entities for which the Company, indirectly through its subsidiaries, became the sole and/or managing member in connection with the Greenspring acquisition.
SSG refers solely to StepStone Group Inc., a Delaware corporation, and not to any of its subsidiaries.
StepStone Funds refer to SMAs and focused commingled funds of the Company, including acquired Greenspring funds, for which the Partnership or one of its subsidiaries acts as both investment adviser and general partner or managing member.
The Partnership refers solely to StepStone Group LP, a Delaware limited partnership, and not to any of its subsidiaries.
Total capital responsibility equals AUM plus AUA. AUM includes any accounts for which StepStone Group has full discretion over the investment decisions, has responsibility to arrange or effectuate transactions, or has custody of assets. AUA refers to accounts for which StepStone Group provides advice or consultation but for which the firm does not have discretionary authority, responsibility to arrange or effectuate transactions, or custody of assets.
Undeployed fee-earning capital represents the amount of capital commitments to StepStone Funds that has not yet been invested or considered active but will generate management fee revenue once invested or activated. We believe undeployed fee-earning capital is a useful metric for measuring the amount of capital that we can put to work in the future and thus earn management fee revenue thereon.